EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of September 24, 2008

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Texas	Petro-Hunt	November 2008	Rig experienced approximately four (4) days of August downtime.
Rig 12	SCR diesel electric	1,500	2,600	18,000	Oklahoma	Sheridan	October 2008	Rig experienced approximately four (4) days of August downtime.
Rig 14	AC electric	3,000	3,200	35,000	Texas	El Paso	November 2008
Rig 15	AC electric	3,000	3,200	35,000	Texas	Winn	September 2008
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	November 2009
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Cornerstone	October 2008	Rig experienced approximately 16 days of August downtime.
Rig 29	Mechanical	1,500	2,600	18,000	Oklahoma	PetroQuest	September 2008
Rig 30	AC electric	2,000	2,600	20,000	Texas	BBX	May 2009
Rig 31	SCR diesel electric	3,000	4,400	35,000	Louisiana	Caskids	October 2008
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Forest Oil	October 2008
Rig 35	SCR diesel electric	1,500	4,400	18,000	Texas	EnCana	October 2009
Rig 51	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2009
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	November 2009
Rig 53	SCR diesel electric	2,000	4,400	25,000	Texas	BBX	September 2008
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2009
Rig 59	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	November 2009
Rig 60	AC electric	2,000	3,200	25,000	Texas	Newfield	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Chesapeake	March 2009
Rig 62	AC electric	2,000	3,200	25,000	Texas	Newfield	February 2009
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 64	AC electric	2,000	3,200	25,000	Texas	ExxonMobil	November 2008	Rig experienced approximately three (3) days of August downtime.
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	November 2009
Rig 66	AC electric	2,000	3,200	25,000	Texas	BBX	December 2009
Rig 67	AC electric	2,000	3,200	25,000	Texas	ConocoPhillips	January 2010	Rig experienced approximately two (2) days of August downtime.
Rig 68	AC electric	2,000	3,200	25,000	Alaska	Pioneer	March 2010
Rig 76	AC electric	2,000	3,200	25,000	Texas	EnCana	April 2011
Rig 77	AC electric	2,000	3,200	25,000	Texas	EnCana	March 2010
Rig 84	AC electric	2,000	3,200	25,000	Texas	EnCana	June 2011
Rig 85	AC electric	2,000	3,200	25,000	Texas	Common Resources	October 2010
Rig 86	AC electric	2,000	3,200	25,000	Texas	EnCana	November 2011	Rig currently under construction with completion expected during Q4 2008.
Rig 87	AC electric	2,000	3,200	25,000	Texas	Common Resources	January 2012	Rig currently under construction with completion expected during Q1 2009.
Rig 88	AC electric	2,000	3,200	25,000	Texas	EnCana	May 2012	Rig currently under construction with completion expected during Q2 2009.
Rig 89	AC electric	2,000	3,200	25,000	Texas	EnCana	August 2012	Rig currently under construction with completion expected during Q3 2009.
Rig 90	AC electric	2,000	3,200	25,000	Texas	EnCana	November 2012	Rig currently under construction with completion expected during Q4 2009.
Rig 91	AC electric	2,000	3,200	25,000	Texas	EnCana	February 2013	Rig currently under construction with completion expected during Q1 2010.

Rigs 9 through 35 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt.  Rigs 51, 52, 53 and 54 were constructed during 2001-02. Rigs 59 through 66 were completed during 2006, Rigs 67 through 77 during 2007 and Rigs 84 and 85 in 2008.  Rig 41 was sold in August 2008.  All but Rig 29 are equipped with a top-drive drilling system.  Day rates range from $20,000 to $27,500.

Estimated contract durations reflect either stated drilling periods expected time required for the contracted well or wells.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filiings with the U. S. Securities and Exchange Commission.